Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Berman Short Duration Bond Fund
Supplement to the Summary Prospectuses, Prospectuses, and Statement of Additional Information, each dated February 28, 2024, as amended and supplemented

As previously described in the supplement dated December 18, 2023 to the Neuberger Berman Short Duration Bond Fund’s (the “Mutual Fund”) Summary Prospectuses, Prospectuses and Statement of Additional Information, the Board of Trustees (“Board”) of the Income Funds approved the conversion of the Mutual Fund to a newly organized series of Neuberger Berman ETF Trust (the “ETF”) (the “Conversion”).
The Mutual Fund will be converted into an exchange-traded fund, commonly referred to as an “ETF.”  After the Conversion, shareholders of the Mutual Fund will hold shares of the ETF instead of the Mutual Fund.  The ETF will be managed by the same investment adviser, Neuberger Berman Investment Advisers LLC (the “Adviser”), as the Mutual Fund and will have the same investment objective, investment strategy, fundamental investment restrictions and portfolio managers as the Mutual Fund. The Conversion will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”) and will involve several steps that will affect you as a shareholder.
Following the Conversion, the Mutual Fund will be terminated.  The Conversion is currently expected to occur on or about June 21, 2024.
After close of business on May 30, 2024, each of Class A, Class C, Investor Class and Trust Class shares of the Mutual Fund were converted into Institutional Class shares of the Mutual Fund. Next, on or about June 14, 2024, the Mutual Fund will conduct a reverse stock split to increase the NAV per share of Institutional Class shares while decreasing the total number of the issued and outstanding Institutional Class shares.  The reverse stock split will be carried out in accordance with the stock split ratio of 1:0.1417 (old to new).  Accordingly, the total number of the issued and outstanding shares will decrease by approximately 86%. In addition, the per share net asset value will be approximately 7.1-times higher. A shareholder’s total investment value, however, will not be affected by the reverse split – meaning, the value of your investment in the Mutual Fund will be the same before and after the reverse split.  The reverse stock split will not be a taxable event, nor will it have an impact on the Mutual Fund’s holdings or its performance.
Next, in connection with the Conversion, shareholders of the Mutual Fund will receive shares of the ETF equal in value to the number of shares they own, including a cash payment in lieu of fractional shares of the Mutual Fund.  The cash payment may be taxable.
In anticipation of the Conversion, the last day to purchase or exchange shares of the Mutual Fund will be June 17, 2024.  The last day to redeem Mutual Fund shares will be June 18, 2024. Redemption orders for Mutual Fund shares must be placed by June 18, 2024. The Mutual Fund will publicly disclose any changes to the Conversion date.  The Mutual Fund shares will be converted into ETF shares in connection with the Conversion, which is expected to close after the end of trading on or about June 21, 2024.  The ETF will open for trading on NYSE Arca, Inc. on or about June 24, 2024.

For more information on your options as a direct shareholder, please see the information statement/prospectus referred to below.
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In connection with the Conversion discussed herein, an information statement/prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and was mailed on or about April 2, 2024, to shareholders of record as of March 21, 2024.  Free copies of the materials are also available on the SEC’s website at www.sec.gov.  These materials also are available at www.nb.com.
The date of this supplement is May 31, 2024.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com